Exhibit 99.1

China Redstone Group to Present at the 2010 Rodman & Renshaw Annual China Investment Conference in Beijing on March 8

CHONGQING, China, March 4, 2010 /PRNewswire-FirstCall/ -- China Redstone Group (OTC Bulletin Board: APBS) (“Redstone” or the "Company"), the largest private provider of cemetery products and services in Chonqing, China, the largest, most populated municipality of the PRC’s four provincial level municipalities, today announced it will present at the Rodman & Renshaw Annual China Investment Conference being held March 7-9 in Beijing, China. Presentation details are noted below.

Date:	March 8, 2010
Time:	5:20 pm Beijing Time
Location:	Ballroom III, The Regent Hotel, Beijing China
Presenter:	Mr. Yivou Ran, Chief Executive Officer

Conference participation is by invitation and registration is mandatory. For more information on the or to book One-On-One meetings, contact your Rodman & Renshaw representative or visit www.rodm.com.

About Rodman & Renshaw  (NasdaqGM:RODM)

Rodman & Renshaw Capital Group, Inc., (NasdaqGM:RODM) through its subsidiaries, engages in investment banking business. It offers corporate finance services focusing on various public and private equity products, which include private investment in public equity, registered direct offerings, private placements, and public offerings, as well as provides Collateralized Acquisition Pool, a product used to facilitate a targeted acquisition. The company also involves in strategic advisory services, which include identifying and/or evaluating acquisition targets or acquirers; providing valuation analyses; evaluating and proposing financial and strategic alternatives; rendering fairness opinions; advising on timing, structure, and pricing of transaction; assisting in negotiating and closing a transaction; advising on the sale process; and assisting in preparing a memorandum or other sales materials. In addition, it provides merchant banking and asset management services. Rodman & Renshaw Capital Group serves public and private biotechnology companies. The company is headquartered in New York, New York.

About China Redstone Group
China Redstone is a cemetery developer and provider of cemetery products and services in Chongqing, China. Founded in 2002, through its subsidiaries, the Company provides a complete range of funeral merchandise and services, including cemetery property, both at the time of need and on a preneed basis. Our cemeteries are highly regarded in the market class in terms of a number of factors such as tradition, reputation, physical size, capacity of business, available supply, name recognition, aesthetics and potential for development or expansion.

Safe Harbor Statement
Certain statements set forth in this press release constitute "forward-looking statements." Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words "estimate," "project," "intend," "forecast," "anticipate," "plan," "planning," "expect," "believe," "will likely," "should," "could," "would," "may" or words or expressions of similar meaning. Such statements are not guarantees of future performance and are subject to risks and uncertainties that could cause the company's actual results and financial position to differ materially from those included within the forward-looking statements. Forward-looking statements involve risks and uncertainties, including those relating to the Company's ability to grow its business. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance. The potential risks and uncertainties include, among others, the Company's limited operating history, the limited financial resources, domestic or global economic conditions -- especially those relating to China, activities of competitors and the presence of new or additional competition, and changes in Federal or State laws, restrictions and regulations on doing business in a foreign country, in particular China, and conditions of equity markets. More information about the potential factors that could affect the Company's business and financial results is included in the Company's filings, available via the United States Securities and Exchange Commission (www.sec.gov).

For more information, please contact:

Michael Wang
Chief Financial Officer
China Redstone Group
888-600-7955
mwang.gp@gmail.com

OR

HC International, Inc.
Ted Haberfield, Executive VP
Tel: +1-760-755-2716
Email: thaberfield@hcinternational.net
Web: http://www.hcinternational.net